EXHIBIT 10.10

MAPINFO CORPORATION
EMPLOYEE INTELLECTUAL PROPERTY, CONFIDENTIAL INFORMATION AND
NON-COMPETITION AGREEMENT

To the Company:

The term "Company," as used in this Agreement, means MapInfo Corporation ("MapInfo"), Troy, New York, and any and all of its successors, assigns, present or future subsidiaries, or organizations controlled by, controlling or under common control with MapInfo, through merger, acquisition or other legal formation.

In consideration of (1) the fact of my employment, with the Company, in any capacity and wherever I am located, and (2) the compensation paid by the Company for my services, I agree to all of the following with regard to:

Intellectual Property Issues:

All inventions, discoveries, concepts, ideas or improvements and developments (all, collectively, called "Inventions" from here on) relating to products made or conceived by me (whether made solely by me or jointly with others) from the time of entering the Company's employ until I leave, (1) which are along the lines of the business or work of or discussed by, the Company, or (2) which result from or are suggested by any work which I may do for or on behalf of the Company, or (3) made on Company time or with Company resources, shall be and remain the sole and exclusive property of the Company or its nominees, whether patented or not. Further, I agree:

(A) to disclose Inventions to the Company promptly and fully, and, during and subsequent to my employment, to assist the Company and its nominees in every proper way (without charge to the Company, but without expense to me) to obtain for its or their own benefit intellectual property protection, including but not limited to patents for such inventions in any and all countries;

(B) to make and maintain adequate and current written records of all Inventions, in the form of notes or reports or representations in any form appropriate, which records shall be and remain the property of and be available to the Company at all times; and

(C) to deliver promptly to the Company on termination of my employment, all memoranda, notes, records, reports, manuals, drawings, any other documents, software, data disks, tapes and other items belonging to the Company (i.e. all written or other media embodied material obtained at Company expense or otherwise acquired in connection with the performance of my work with the Company, whether or not related to any Invention), including all copies of such materials, which I may possess or have under my control.

Confidential Information:

Except as the Company may otherwise consent in writing:

(A) not to publish or otherwise disclose or use at any time (except as my Company duties may require) either during or subsequent to my employment, any information, knowledge, or data of the Company I may receive or develop during the course of my employment, relating to business processes, computer programs, methods, machines, manufactures, Inventions, accounting methods, information systems, business or financial plans or reports, customer lists, customer preferences, or other matters which are of a secret* or confidential* nature;

*These terms are used in the ordinary sense and do not necessarily refer to official security classifications of the United States Government.

(B) to notify the Company in writing before I make any disclosure or perform or cause to be performed any work for or on behalf of the Company, which appears to threaten conflict with (1) rights I claim in any Invention (a) conceived by me or others prior to my employment, or (b) otherwise outside the scope of this Agreement, or (2) rights of others arising out of obligations incurred by me (a) prior to this Agreement, or (b) otherwise outside the scope of this Agreement. In the event of my failure to give notice under the circumstances specified in (1) of the foregoing, the Company may assume that no such conflicting invention or idea exists, and I agree that I will make no claim against the Company with respect to the use of such Invention in any work or on behalf of the Company. EXCEPT AS SPECIFICALLY LISTED BELOW, I will not assert any rights under any Inventions, or know-how related to them, as having been made or acquired by me prior to my being employed by the Company, or since then and not otherwise covered by the terms of this Agreement.

Competition to the Company/Solicitation of Employees:

I understand that the Company is engaged in a highly competitive industry I agree that for the period of my employment with MapInfo Corporation, and for one year after my last day of MapInfo employment:

1) I shall not work for, consult with or, directly or indirectly, otherwise perform any services for the following MapInfo competitors (including parent and subsidiary entities) under whatever future name known and wherever located: Environmental Systems Research Institute, Inc. of Redlands, CA; Autodesk, Inc. of San Rafael, CA; Caliper Corporation of Newton, MA; Integraph Corporation of Huntsville, Alabama, and, for any mapping related position only, Microsoft Corporation of Redmond, Washington; and

2) I shall not solicit, or cause to be solicited any MapInfo employee for employment by any other entity.

Agreement, Governing Law, Other Obligations, Facsimile Signatures:

This Agreement supersedes and replaces any existing agreement which I have entered into with the Company relating generally to the same subject matter. This Agreement may not on behalf of or in respect to the Company be changed or modified, or released, discharged, abandoned or otherwise terminated, in whole or in part, except by a subsequent written amendment or new agreement signed by an officer or other authorized executive of the Company and signed by me.

My obligations under this Agreement shall continue during and after Company employment, and shall be binding obligations on my legal representatives.

This Agreement shall be governed by the laws of New York State, U.S.A., and the venue to enforce my obligations or for any matter related to this Agreement, shall be either Albany or Rensselaer County Supreme Court, New York.

Any facsimile signature on this Agreement shall be accepted as an original for all purposes.

EXCEPT AS LISTED BELOW, I have no agreements with or obligations to others in conflict with any of the obligations that I am accepting by signing this document.

/s/ Sandy Ryan                            /s/ Mark Cattini 12/1/98

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Witness signature                   Employee signature and date signed

Sandy Ryan                                  Mark Cattini

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Print name of Witness                   Print name & Social Security # of Employee

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Items entered by the Employee in the following sections must be acceptable to MapInfo. If MapInfo does not accept such exclusions, or believes MapInfo employment might create a conflict, the offer of employment associated herewith may be withdrawn in MapInfo's sole discretion, and MapInfo shall incur no liability as a result of such withdrawal.

THE FOLLOWING ARE ALL INVENTIONS, DISCOVERIES, CONCEPTS, IDEAS, IMPROVEMENTS, KNOW-HOW TO WHICH I CLAIM RIGHTS THAT AROSE BEFORE MY EMPLOYMENT BY MAPINFO OR ARE OTHERWISE NOT COVERED BY THIS AGREEMENT:

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THE FOLLOWING ARE THE ONLY AGREEMENTS OR OBLIGATIONS TO WHICH I AM A PARTY WHICH MAY BE IN CONFLICT WITH OBLIGATIONS UNDERTAKEN ABOVE:

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(use and sign extra sheets if necessary)

ACCEPTED BY MAPINFO CORPORATION /s/ Bert Tobin Date: 12/1/98

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Name/Title Vice President--Human Resources